                       OPPENHEIMER CASH RESERVES
                Supplement dated December 6, 2002 to the
                   Prospectus dated September 24, 2002

The Prospectus is changed as follows:

1.  The  following  is  added  to the end of the  first  paragraph  under  the caption  "Fees and  Expenses of the Fund" on page 6: "The tables and  examples below do not reflect certain  reductions in Fund operating  expenses occurring after July 31, 2002 (the Fund's fiscal year end).  These are described in this supplement.

2. The following is added to the paragraph  captioned  "Advisory Fees" on page
11:  "Effective  December 6, 2002,  the Manager has agreed to limit the Fund's management  fee to 0.40% of the  Fund's  average  net assets for each class of shares.  That  expense  limitation  can be amended or  terminated  at any time without advance notice."

3.  The  following  is  added  to the end of the  first  paragraph  under  the caption  "Distribution  and  Service  Plans for  Class B,  Class C and Class N
Shares" on page 18, and  replaces the first  sentence of the second  paragraph under that caption:

      Effective   January  1,  2003,   the  Fund  is  decreasing  the
      asset-based  sales  charge  on Class B and  Class C  shares  to
      0.50% of average daily net assets per annum.

            If the Class B and Class C  asset-based  sales charge and
      service fee were assessed at the maximum  permitted rates, they would  increase  expenses  of those  share  classes by 1.00% of average net assets per year.

4. The  following  is  added  after  the  first  two  sentences  of the  third paragraph  under the  caption  "Distribution  and  Service  Plans for Class B,
Class C and  Class N  Shares"  on page 18:  "On  direct  purchases  of Class B shares on or after January 20, 2003, the Distributor  pays a sales  concession of 2.00% of the  purchase  price of  Class B shares  to  dealers  from its own resources at the time of sale."

5. The  following  is added after the first  sentence of the fourth  paragraph under the caption  "Distribution  and  Service  Plans for Class B, Class C and
Class N Shares" on page 18: "The  Distributor pays a sales concession of 0.50%
of the purchase  price of Class C shares to dealers from its own  resources at the time of sale, on sales on and after January 20, 2003."

December 6, 2002                                PS0760.019